Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Verity U.S. Treasury Fund (the “Fund”)

Investor Class
(Trading Symbol: USTVX)

A Series of Series Portfolios Trust

Supplement dated May 12, 2025 to
the Prospectus and Statement of Additional Information dated January 31, 2025

Effective June 30, 2025 (the “Effective Date”), the Fund has a new mailing address. As of the Effective Date, written requests via mail to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Fund should be sent to:

Regular Mail:
Verity U.S. Treasury Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Verity U.S. Treasury Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

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Please retain this supplement for your reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Verity U.S. Treasury Fund (the “Fund”)

Investor Class
(Trading Symbol: USTVX)

A series of Series Portfolios Trust

May 12, 2025

Supplement to the Fund’s Statement of Additional Information (“SAI”) dated
January 31, 2025.

At a meeting of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) on April 24, 2025, the Board accepted the resignations of Ms. Elaine E. Richards from her role as Trustee of the Trust and Chair of the Board and Mr. Richard E. Grange from his role as Assistant Treasurer of the Trust. At the same meeting, the Board, including all of the Independent Trustees, reviewed the recommendation of the Governance and Nominating Committee, and unanimously approved the appointment of Mr. Koji Felton as Chair of the Board. In connection with Ms. Richards and Mr. Grange’s resignations, all references and information relating to Ms. Richards and Mr. Grange are hereby removed from the Fund’s SAI.

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This supplement should be retained with your SAI for future reference.